AFL-CIO Housing Investment Trust
Highlights – 2nd Quarter 2010

For the quarter ended June 30, 2010, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the 3-, 5-, and 10-year return periods by 43, 38, and 51 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the 10-year period by 9 basis points, as shown below.

Performance for periods ended June 30, 2010 (Returns for periods exceeding one year are annualized)
	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.75%	8.09%	7.98%	5.92%	6.98%
HIT Total Net Rate of Return	2.63%	7.62%	7.52%	5.48%	6.56%
Barclays Capital Aggregate Bond Index	3.49%	9.50%	7.55%	5.54%	6.47%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT’s prudent strategy of specializing in multifamily agency mortgage-backed securities (MBS) and focusing on construction-related securities generates competitive risk-adjusted returns over time while minimizing risk.  Construction-related mortgage securities have significantly higher relative yields than bonds of comparable duration and credit quality.  The HIT has increased its weighting in construction-related multifamily MBS in recent periods due to the relative value these investments are expected to generate over the long run.  Although the recent spread widening negatively impacted the HIT’s return in the second quarter, construction-related MBS will add significant income to the HIT portfolio in future periods.  The HIT’s ability to source these investments directly should help to provide strong returns as well as to create union construction jobs that enhance economic development in communities where the HIT invests.

Positive contributions to the HIT’s performance in the second quarter relative to the Barclays Aggregate included:

•	The HIT’s ongoing yield advantage over the Barclays Aggregate.

•
The HIT’s underweight relative to the Barclays Aggregate in the lowest credit quality sector (i.e. BBB-rated) of the investment grade universe, whose “excess returns” were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the benchmark. Those excess returns were -2, -170, -213, and -279 basis points (bps), respectively.  The HIT has an overweight with respect to the index in high credit quality investments, with over 95% of the HIT portfolio AAA-rated or carrying a government or government-sponsored enterprise (GSE) guarantee, versus 78% of the Barclays Aggregate.

•	Its lack of corporate bonds, which were the worst performing sector in the Barclays Aggregate, posting “excess returns” of -225 bps for the quarter.

Negative contributions to the HIT’s performance included:

•	The HIT’s underweight to Treasuries, which experienced a dramatic rally with the market’s flight to safety.

•
Significant spread widening for the HIT’s agency multifamily MBS portfolio. Project loan spreads underperformed by a material amount as risk premiums increased for both Ginnie Mae construction/permanent (CLC/PLC) and permanent (PLC) loan certificates.  PLC spreads widened by approximately 38 bps, while CLC/PLC spreads widened by 69 bps.  Fannie Mae multifamily DUS securities also lagged Treasuries in the flight to safety. Spreads widened by 32 to 52 bps, depending on structure, with wider-window payment structures underperforming more than bullet-type structures.

•	Premium price compression as Treasury interest rates fell across the curve and spreads widened, driving risk premiums higher for the HIT portfolio’s premium priced multifamily assets.

•	The HIT’s underweight to single family agency MBS (RMBS) as this sector was the best performing major sector of the Barclays Aggregate.

As the second half of 2010 begins, the HIT is well-positioned for investment success due to its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.  The HIT’s yield advantage over the benchmark has increased by 32 bps to 64 bps at June 30 from 32 bps one year ago, as the HIT’s multifamily MBS allocation has grown.  This income advantage should enable the HIT to generate competitive returns in the long run without taking more risk.

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+4.68%	+0	5.34
Agencies	+2.54%	+0	3.20
Single family agency MBS (RMBS)	+2.87%	+1	2.26
Corporates	+3.42%	-225	6.56
Commercial MBS (CMBS)	+2.78%	-67	3.91
Asset-backed securities (ABS)	+2.54%	-8	3.61

  Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/10	6/30/2010	Change
3 Month	0.150	0.170	0.020
6 Month	0.231	0.217	-0.014
1 Year	0.379	0.305	-0.074
2 Year	1.016	0.601	-0.415
3 Year	1.571	0.964	-0.607
5 Year	2.544	1.773	-0.771
7 Year	3.275	2.412	-0.863
10 Year	3.826	2.931	-0.895
30 Year	4.713	3.889	-0.824

     Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO Housing Investment Trust
Portfolio Data as of June 30, 2010

Net Assets = $3,812,633,226

Portfolio effective duration = 4.379 years

Portfolio average coupon = 4.720%

Portfolio current yield = 4.458%

Convexity = -0.047

Portfolio percentage in each of the following categories: 1

Agency Multifamily MBS	67.17%
Agency Single-Family MBS	25.51%
US Treasury/Agency Bonds	2.64%
AAA Private-Label CMBS	1.85%
Cash & Short-Term Securities	2.83%

Portfolio percentage in each of the following categories: 1

Mortgage-Backed Securities	25.51%
CMBS – Agency Multifamily*	64.57%
Federal Agency Notes	0.87%
U.S. Treasury Notes/Bonds	1.77%
State Housing Bonds	4.08%
Construction & Permanent Mortgages	0.37%
Cash & Short-Term Securities	2.83%

* Includes MF MBS (52.88%), AAA Private-Label CMBS (1.85%) and MF Construction MBS (9.84%).

Geographical distribution of long-term portfolio: 2

West	4.20%
Midwest	13.13%
South	2.32%
East	23.74%
National mortgage pools	56.61%

1 Percentages weighted by unfunded construction-related security purchase commitments.

2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO Housing Investment Trust
Portfolio Data as of June 30, 2010 (continued)

Portfolio duration distribution, by percentage in each category: 3

Cash	2.83%	5-5.99 yrs	10.96%
0-0.99 yrs	15.35%	6-6.99 yrs	5.06%
1-1.99 yrs	15.00%	7-7.99 yrs	3.23%
2-2.99 yrs	10.37%	8-8.99 yrs	11.07%
3-3.99 yrs	11.74%	9-9.99 yrs	0.40%
4-4.99 yrs	10.67%	Over 10 yrs	3.32%

Maturity Distribution (based on stated maturity): 3

0 – 1 year	4.47%
1 – 2.99 years	1.47%
3 – 4.99 years	3.27%
5 – 6.99 years	5.70%
7 – 9.99 years	13.69%
10 – 19.99 years	11.49%
Greater than 20 years	59.91%

Quality Distribution: 3,4

Government or agency	93.52%
AAA	1.90%
AA	3.42%
A	1.16%

Bond sector distribution: 3,4

MBS	97.29%
Treasury	1.82%
Agency	0.89%

3 Percentages weighted by unfunded construction-related security purchase commitments.

4 Excludes cash and short-term equivalents